Exhibit 10.4

SUBSCRIPTION AGREEMENT

REGULATION S OUTSIDE THE USA ONLY

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THIS SUBSCRIPTION AGREEMENT WAS NOT ISSUED IN A REGISTERED TRANSACTION UNDER THE SECURITIES ACT OF 1933 (AS AMENDED, THE “SECURITIES ACT”). THE SECURITIES EVIDENCED HEREBY MAY NOT BE TRANSFERRED WITHOUT (i) AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER MAY BE LAWFULLY MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAW; OR (ii) SUCH REGISTRATION.

SUBSCRIPTION AGREEMENT AND REPRESENTATIONS

Nocera, Inc.

NOCERA, Inc.:

I, the undersigned, understand that NOCERA, Inc. a Nevada Corporation (the “Company”) is offering up to $10,000,000 in units (the “securities”) each consisting of one preferred share and one C Warrant and one D warrant of common stock of NOCERA, Inc. (the “Units each consisting of one common share and one C Warrant and one D warrant”) at $2.50 per unit in the Company. The C Warrants consist of the right to purchase one share for $2.50 per share for three (3) years from the date of the unit purchase and the D Warrants consist of the right to purchase one share of common stock for $5.00 for a period of three (3) years from the date of the unit purchase. The offering is made in reliance upon an exemption from registration under the federal and state securities laws provided by Rule 506 of Reg. D of the Securities Act of 1933 and such other applicable exemptions from registration, for which the common stock may be qualified.

I hereby offer to purchase 80,000 units each consisting of one preferred share and one C Warrant and one D warrant to purchase common stock as described above, and upon acceptance by you, agree to become a shareholder of the Company and to contribute to the Company as set forth herein. In order to induce the Company to accept my offer, I advise you as follows:

(1)	Receipt of copies of the Private Placement Memorandum Containing Use of Proceeds and such other documents as I have requested. I hereby acknowledge that I have received the PPM documents (as may be supplemented from time to time) relating to the Company; that I have carefully read the documents; and that I understand and agree to all of the terms, conditions, and provisions contained therein.

(2)	Availability of Information. I hereby acknowledge that the Company has made available to me the opportunity to ask questions of, and receive answers from the Company and any other person or entity acting on its behalf, concerning the contents of the Private Placement Memorandum (“PPM”) and the information contained in the corporate documents and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information provided by the Company and any other person or entity acting on its behalf.

(3)	Representations and Warranties. I represent and warrant to the Company (and understand that it is relying upon the accuracy and completeness of such representations and warranties in connection with the availability of an exemption for the offer and sale of the Securities from the registration requirements of applicable federal and state securities laws) that:

(A)	RESTRICTED SECURITIES.

(1)	I understand that the Units each consisting of one preferred share and one C Warrant and one D warrant nor the components thereof have not been registered under the Securities Act of 1933, as amended (The Act), or any state securities laws.

(2)	I understand that if my subscription offer is accepted and the Units each consisting of one preferred share and one C Warrant and one D warrant are sold to me, I cannot sell or otherwise dispose of the units, the preferred shares, the common stock, or the warrants, unless they are registered under the Act or the state securities laws or exemptions therefrom are available (and consequently, that I must bear the economic risk of the investment for an indefinite period of time):

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(3)	I understand that the Company has no obligation now or at any time to register the units, preferred shares, common stock, or warrants under the Act or the State securities laws or obtain exemptions therefrom.

(4)	I understand that the Company will restrict the transfer of units, preferred shares, common stock, or warrants in accordance with the foregoing representations.

(B)	LEGEND.

I agree that any certificates representing the Units each consisting of preferred share, and one C Warrant and one D warrant, or the components thereof, will contain and be endorsed with the following, or a substantially equivalent, LEGEND:

“This certificate in the Company has been acquired pursuant to an investment representation by the holder and shall not be sold, pledged, hypothecated or donated, or otherwise transferred except upon the issuance to Company of a favorable opinion by its counsel and the submission to the Company of other evidence satisfactory to and as required by counsel to the Company; that any such transfer will not violate the Securities Act of 1933, as amended, and applicable state securities laws.”

(C)	AGE: CITIZENSHIP.

I am at least twenty-one years old and a citizen of Taiwan (country).

(D)	ACCURACY OF INFORMATION.

All information which I have provided to the Company concerning my financial position and knowledge of financial and business matters is correct and complete as of the date set forth at the end hereof, and if there should be any material change in such information prior to acceptance of this subscription offer by the Company, I will immediately provide the Company with such information.

(4)	OFFERING ACCEPTANCE PROCEDURE.

I understand that this subscription offer is subject to each of the following terms and conditions:

(A)	The Company may reject this subscription offer for any reason, and this subscription offer shall become binding upon the Company only when accepted, in writing, by the Company.

(B)	This subscription offer may not be withdrawn by me.

(5)	SUITABILITY. I hereby warrant and represent:

(A)	That I can afford a complete loss of the investment and can afford to hold the securities being purchased hereunder for an indefinite period of time;

(B)	That I consider this investment a suitable investment and;

(C)	That I have had prior experience in financial matters and investments.

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(6)	RESTRICTIONS.

This subscription is personal to the investor whose name and address appear below. It may not be sold, transferred, assigned or otherwise disposed of to any other person, natural or artificial.

(7)	CONDITIONS.

This subscription shall become binding upon the Company and me only when accepted, in writing, by the issuer.

(8)	REPRESENTATIONS.

(A)	I have been furnished and have carefully read the Company Private Placement Memorandum (“PPM”) attached as exhibits thereto, including the Subscription Agreement. I am aware that:

(1)	There are substantial risks incident to the ownership of common stock in the Company, and such investment is speculative and involves a high degree of risk of loss by me of my entire investment in the Company;

(2)	No federal or state agency has passed upon the units, preferred shares, or common stock or made any finding or determination concerning the fairness of this investment;

(B)	I acknowledge that I have been advised to consult my own attorney concerning the investment.

(C)	I acknowledge that the investment in the Company is an illiquid investment. In particular, I recognize that:

(1)	Due to restrictions described below, the lack of any substantial market existing or to exist for the preferred shares, common stock, warrants, or the units or the components thereof, in the event I should attempt to sell my units each consisting of one preferred share and one C Warrant and one D warrant or the components thereof, my investment will be highly illiquid and, probably must be held indefinitely.

(2)	I must bear the economic risk of investment in the common stock for an indefinite period of time, since the units and the components thereof have not been registered under the Securities Act of 1933, as amended. Therefore, the units and the components thereof cannot be offered, sold, transferred, pledged, or hypothecated to any person unless either they are subsequently registered under said Act or an exemption from such registration is available and the favorable opinion of counsel for the Company to that effect is obtained, which is not anticipated.

(3)	My right to transfer my Securities will also be restricted as provided in this Subscription Agreement.

(D)	I represent and warrant to the Company that:

(1)	I have carefully reviewed and understand the risks of, and other considerations relating to, a purchase of the units, including the risks set forth in this Agreement.

(2)	I and my investment advisors, if any, have been furnished all materials relating to the Company and its proposed activities, the offering of units, which they have requested and have been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any representations or information set forth in the PPM;

(3)	The Company has answered all inquiries that I and my investment advisors, if any, have put to it concerning the Company and its proposed activities and the offering and sale of the Units each consisting of one preferred share and one C Warrant and one D warrant;

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(4)	Neither I nor my investment advisors, if any, have been furnished any offering literature other than the term sheet and SEC filings and the documents that may be attached as exhibits thereto and I and my investment advisors, if any, have relied only on the information contained in the PPM and such exhibits and the information, as described in subparagraphs (B) and (C) above, furnished or made available to them by the Company;

(5)	I am acquiring the Units each consisting of one preferred share and one C Warrant and one D warrant for which I hereby subscribe for my own account, as principal, for investment purposes only and not with a view to the resale or distribution of all or any part of such units, and that I have no present intention, agreement or arrangement to divide my participation with others or to resell, transfer or otherwise dispose of all or any part of the Units each consisting of one preferred share and one C Warrant and one D warrant or the components thereof, subscribed for unless and until I determine, at some future date, that changed circumstances, not in contemplation at the time of this purchase, makes such disposition advisable;

(6)	I, the undersigned, if on behalf of a corporation, partnership, trust, or other form of business entity, affirm that: it is authorized and otherwise duly qualified to purchase and hold common stock and warrants in the Company; recognize that the information under the caption as set forth in (a) above related to investments by an individual and does not address the federal income tax consequences of an investment by any of the aforementioned entities and have obtained such additional tax advice that I have deemed necessary; such entity has its principal place of business as set forth below; and such entity has not been formed for the specific purpose of acquiring common stock in the Company.

(7)	I have adequate means of providing for my current needs and personal contingencies and have no need for liquidity in this investment; and

(E)	I hereby adopt, accept, and agree to be bound by all the terms and conditions of this Agreement, and by all of the terms and conditions of the Articles of Incorporation, and amendments thereto, and Bylaws. Upon acceptance of this Subscription Agreement by the Company, I shall become a shareholder and member of the Company for all purposes, and the units subscribed shall be issued.

(F)	The Subscription, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors, and assigns of mine.

(G)	I hereby represent and warrant that:

(1)	I have either a net worth (exclusive of home, home furnishings, and automobiles) of at least ten times the amount of the investment. If a corporation, it is on a consolidated basis according to its most recent financial statement, within the above standards, and if a partnership, each partner is within the above standards.

(H)	I further hereby represent that either:

(1)	I have such knowledge and experience in business and financial matters that I am capable of evaluating the Company and proposed activities thereof, the risks and merits of investment in the units and of making an informed investment decision thereon, and am not utilizing a purchaser representative in connection with evaluating such risks and merits; or

(2)	I and the persons listed in (3) below (not affiliated with the Company) together have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investment in the units each consisting of one preferred share and one C Warrant and one D warrant and make an informed decision.

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Note: If (1) is correct, cross out (2). If (2) is appropriate (1) and, if (3) below, list, and indicate professional or business relationship to the undersigned relied upon, or with whom the undersigned consulted, in evaluating the merits and risks investment in the units each consisting of one common share and one C Warrant and one D warrant. If such person is serving as a Purchaser Representative of me, have such individual(s) complete a Purchaser Representative Affidavit obtained from the Company.

(3)	In evaluating the merits and risks of investment in the units, I have relied upon the advice of, or consulted with, only the following persons (not affiliated with the Company):

i.	Shih, Han-Chieh Name

Self
Relationship

(I)	I have / have not previously invested in private placement securities (such as stock, equipment leasing, mineral, oil and gas, or cattle feeding syndications). [CROSS OUT INCORRECT ANSWER.]

(J)	I further represent and warrant:

(1)	That I have not distributed the Offering to anyone other than my designated Purchaser Representative.

(2)	That I hereby agree to indemnify the Company and hold the Company harmless from and against any and all liability, damage, cost, or expense incurred on account of or arising out of:

i.	Any inaccuracy in my declarations, representations, and warranties hereinabove set forth;

ii.	The disposition of any of the units which I will receive, contrary to my foregoing declarations, representations, and warranties; and

iii.	Any action, suit or proceeding based upon (1) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or (2) the disposition of any of the units, or any part thereof.

(K)	This Agreement shall be construed in accordance with and governed by the laws of the State of Nevada, except as to the manner in which the subscriber elects to take title to preferred shares of the Company which shall be construed in accordance with the State of his principal residence.

(L)	Upon request of the Company, I shall provide a sworn and signed copy of my current financial statement.

(9)	SUBSCRIPTION FOR UNITS (as described above):

Amount of units subscribed for: $ 80,000

Total consideration: $ 200.000

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Subscriber:

Name/Entity Name (please print) Tianryn Food Company

Title Vice President

Social Security No. or EIN/US Tax ID________________

Physical Address (if an Entity, Business Address): 7F No 262 Zhong Zheng Rd.

Address line 2 (including Zip Code): Xizhi Dist. New Taipei City Taiwan ROC 22109

Mailing Address (if Different):________________________

Address line 2 (including Zip Code): _____________________

Phone Number: +886912595108

Nature of Business Food Processing

Net Worth        $3,000,000

Liquid Assets         $1,000,000

(10)	I will hold title to my units as follows:

[SELECT ONE.]

☐ Community Property

☐ Joint Tenants with Right Survivorship

☐ Tenants in Common

☒ Individually

☐ Other: (Corporation, Trust, LLC, Etc., please indicate)

(Note: Subscribers should seek the advice of their attorneys in deciding in which of the above forms they should take ownership of the units, since different forms of ownership can have varying gift tax and other consequences, depending on the state of the investor’s domicile and their particular personal circumstances. For example, in community property states, if community property assets are used to purchase units held in individual ownership, this might have adverse gift tax consequences. IF OWNERSHIP IS BEING TAKEN IN JOINT NAME WITH A SPOUSE OR ANY OTHER PERSON, THEN ALL SUBSCRIPTION DOCUMENTS MUST BE EXECUTED BY ALL SUCH PERSONS.)

(11)	☒ Regulation S Compliance [APPLICABLE TO PURCHASERS OUTSIDE THE UNITED STATES.] Subscriber agrees and warrants that the offer and sale of the securities by the Company, the Subscriber, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing, shall be deemed to occur outside the United States within the meaning of CFR §230.901, because

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(1)          The offer or sale is made in an off-shore transaction;

(2)           No directed selling efforts are made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

Subscriber agrees that:

(1)          the offer or sale of securities, if made prior to the expiration of a one-year distribution compliance period (in six months beginning in 2008), shall not be made to a U.S. person or for the account or benefit of a U.S. person (other than a distributor);

(2)         the offer or sale, if made prior to the expiration of a one-year distribution compliance period, is made pursuant of the following conditions:

(a)   The purchaser of the securities (other than a distributor) certifies that it is not a U.S. person and is not acquiring the securities for the account or benefit of any U.S. person or is a U.S. person who purchased securities in a transaction that did not require registration under the Act;

(b)   The purchaser of the securities agrees to sell such securities only in accordance with the provisions of Regulation S CFR (§230.901 through §230.905 and Preliminary Notes), pursuant to registration under the Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Act;

(c)    The securities shall contain a legend to the effect that transfer is prohibited except in accordance with the provisions of this Regulation S (§230.901 through §230.905, and Preliminary Notes), pursuant to registration under the Act, or pursuant to an available exemption from registration; and that hedging transactions involving those securities may not be conducted unless in compliance with the Act;

(d)   The issuer is required, either by contract or a provision in its bylaws, articles, charter or comparable document, to refuse to register any transfer of the securities not made in accordance with the provisions of Regulation S, CFR (§230.901 through §230.905, and Preliminary Notes), pursuant to registration under the Act, or pursuant to an available exemption from registration;

(e)    Each distributor selling securities to a distributor, a dealer (as defined in section 2(a)(12) of the Act (15 U.S.C. 77b(a)(12)), or a person receiving a selling concession, fee or other remuneration, prior to the expiration of one-year distribution compliance period in the case of equity securities, sends a confirmation or other notice to the purchaser stating that the purchaser is subject to the same restrictions on offers and sales that apply to a distributor.

These securities, if acquired for the issuer, a distributor, or any of their respective affiliates in a transaction subject to the conditions of CFR §230.901 or §230.903 are deemed to be “restricted securities” as defined in §230.144. Re-sales of any of such restricted securities by the offshore purchaser must be made in accordance with this Regulation S (§230.901 through §230.905, and Preliminary Notes), the registration requirements of the Act or any exemption therefrom. Any “restricted securities,” as defined in §230.144, that are equity securities of a domestic issuer will continue to be deemed to be restricted securities, notwithstanding that they were acquired in a resale transaction made pursuant to §230.901 or §230.904.

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IN WITNESS WHEREOF, subject to acceptance by the Company, I have completed this Subscription Agreement to evidence my Subscription as set forth hereinabove, and I submit herewith a check in the amount of $200,000 for 80,000 units each consisting of one preferred share and one C Warrant and one D warrant of common stock to be issued this 1st day of April, 2021.

Subscriber	Subscriber

By: Shih, Han-Chieh	By:

Please print the name that the certificates should be issued under and the address to which it should be sent below:

Name:

Shih, Han-Chieh

Mailing Address:

7F No 262 Zhong Zheng Rd.

Xizhi Dist. New Taipei City Taiwan ROC 22109

THIS SUBSCRIPTION OFFER IS ACCEPTED THIS 1st DAY OF April, 2021.

NOCERA, INC.

By: ______________________
Chief Executive Officer

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